                                TRADEWEAVE, INC.
                         COMMON STOCK PURCHASE AGREEMENT
                                NOVEMBER 30, 1999

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
1.       Purchase and Sale of Stock.                                         1
         1.1      Sale and Issuance of Common Stock..........................1
         1.2      Closing....................................................1

2.       Representations and Warranties of the Company.                      1
         2.1      Organization, Good Standing and Qualification..............1
         2.2      Capitalization.............................................1
         2.3      Authorization..............................................2
         2.4      Valid Issuance of Common Stock.............................2
         2.5      Noncontravention...........................................2

3.       Representations and Warranties of the Investors.                    2
         3.1      Authorization..............................................2
         3.2      Purchase Entirely for Own Account..........................2
         3.3      Disclosure of Information..................................2
         3.4      Investment Experience......................................3
         3.5      Accredited Investor........................................3
         3.6      Legends....................................................3

4.       California Commissioner of Corporations.                            3
         4.1      Corporate Securities Law...................................3

5.       Conditions of Investor's Obligations at Closing.                    4
         5.1      Representations and Warranties.............................4
         5.2      Performance................................................4
         5.3      Stockholders Agreement.....................................4

6.       Conditions of the Company's Obligations at Closing.                 4
         6.1      Representations and Warranties.............................4
         6.2      Payment of Purchase Price..................................4
         6.3      Stockholders Agreement.....................................4

7.       Miscellaneous.                                                      4
         7.1      Successors and Assigns.....................................4
         7.2      Governing Law..............................................4
         7.3      Titles and Subtitles.......................................4
         7.4      Notices....................................................4
         7.5      Attorneys'Fees.............................................5
         7.6      Amendments and Waivers.....................................5
         7.7      Severability...............................................5
         7.8      Entire Agreement...........................................5
         7.9      Counterparts...............................................5


                                       (i)

SCHEDULE A        Schedule of Investors
EXHIBIT A         Stockholders Agreement
EXHIBIT B         Investor Qualifications


                                       (ii)

                         COMMON STOCK PURCHASE AGREEMENT


         THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is made on the 30th day of November, 1999, by and among Tradeweave, Inc., a Delaware corporation (the "Company"), and the investors listed on SCHEDULE A hereto (each, an "Investor" and collectively, the "Investors").

         THE PARTIES HEREBY AGREE AS FOLLOWS:

         1. PURCHASE AND SALE OF STOCK.

                  1.1 SALE AND ISSUANCE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, each Investor agrees, severally, to purchase at each Closing and the Company agrees to sell and issue to each Investor at each Closing, that number of shares of the Company's common stock (the "Common Stock") set forth opposite each Investor's name with respect to such Closing on SCHEDULE A hereto for the purchase price set forth thereon.

                  1.2 CLOSING. The purchases and sales of the Common Stock shall take place at the offices of Brobeck, Phleger & Harrison LLP, One Market, Spear Street Tower, San Francisco, California 94105, at 10:00 a.m. on the dates set forth on SCHEDULE A hereto, or at such other times and places as the Company and Investors agree upon in writing (each of which are designated as a "Closing" and the first of which is designated as the "Initial Closing"). Notwithstanding the foregoing, QRS may change the date of any or all of the Closings to a date or dates earlier than those set forth on SCHEDULE A if QRS provides written notice of the changed date of any such Closing to the other Stockholders and the Company at least ten calendar days in advance of the new date of such Closing. At each Closing the Company shall deliver to each Investor a certificate representing the Common Stock that such Investor is purchasing against payment of the purchase price therefor by check, wire transfer, cancellation of indebtedness or any combination thereof. In the event that payment by an Investor is made, in whole or in part, by cancellation of indebtedness, then such Investor shall surrender to the Company for cancellation at the Closing any evidence of such indebtedness or shall execute an instrument of cancellation in form and substance acceptable to the Company.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Investor as follows:

                  2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority and legal right to own and operate its assets and to carry on its business as currently conducted.

                  2.2 CAPITALIZATION. The authorized capital of the Company will consist immediately prior to the Initial Closing of twenty million (20,000,000) shares of Common Stock, of which fifty (50) shares are issued and outstanding. The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable.

                  2.3 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization (or reservation for issuance), sale and issuance of the Common Stock being sold hereunder has been taken. This Agreement constitutes valid and legally binding obligations of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and
(ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

                  2.4 VALID ISSUANCE OF COMMON STOCK. The Common Stock that is being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

                  2.5 NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transaction contemplated hereby will (i) violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, government agency or court to which the Company is subject or any provision of its certificate of incorporation or bylaws or (ii) conflict with, result in a breach of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license , instrument or other arrangement to which the Company is a party or by which it is bound or to which any of its assets is subject.

         3. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor hereby represents, warrants and covenants that:

                  3.1 AUTHORIZATION. Such Investor has full power and authority to enter into this Agreement and such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

                  3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with such Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Common Stock to be received by such Investor will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Common Stock.

                  3.3 DISCLOSURE OF INFORMATION. Such Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Common

Stock. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in
Section 2 of this Agreement or the right of the Investors to rely thereon.

                  3.4 INVESTMENT EXPERIENCE. Such Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Common Stock.

                  3.5 ACCREDITED INVESTOR. Such Investor is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect as set forth on attached EXHIBIT B.

                  3.6 LEGENDS. It is understood that the certificates evidencing the Common Stock may bear one or all of the following legends:

                           (a) "These securities have not been registered under
the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

                           (b) Any legend required by the laws of the State of
California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

         4. CALIFORNIA COMMISSIONER OF CORPORATIONS.

                  4.1 CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

         5. CONDITIONS OF INVESTOR'S OBLIGATIONS AT CLOSING. The obligations of each Investor under this Agreement are subject to the fulfillment on or before the respective Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent thereto:

                  5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true on and as of such Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

                  5.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before such Closing.

                  5.3 STOCKHOLDERS AGREEMENT. The Company and the Investors shall have executed and delivered the Stockholders Agreement in the form attached hereto as EXHIBIT A (the "Stockholders Agreement").

         6. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the respective Closing of each of the following conditions by that Investor:

                  6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor contained in Section 3 shall be true on and as of such Closing with the same effect as though such representations and warranties had been made on and as of such Closing.

                  6.2 PAYMENT OF PURCHASE PRICE. The Investor shall have delivered the purchase price specified in Section 1.1 for such Closing.

                  6.3 STOCKHOLDERS AGREEMENT. The Company and the Investors shall have executed and delivered the Stockholders Agreement.

         7. MISCELLANEOUS.

                  7.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  7.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                  7.3 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  7.4 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address or facsimile number as set forth on the signature page hereof or at such other address or facsimile number as such party may designate by ten days advance written notice to the other parties hereto.

                  7.5 ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  7.6 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors.

                  7.7 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  7.8 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

                  7.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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                                      - 5 -

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                TRADEWEAVE, INC.


                                By: /s/ John S. Simon
                                    -----------------
                                    John S. Simon, President

                 Address:       303 Second Street, South Tower
                                San Francisco, CA 94107

                 Facsimile:     (415) 247-9495

                                INVESTORS:

                                QRS CORPORATION

                                By: /s/ John S. Simon
                                    -----------------
                                    John S. Simon, Chief Executive Officer

                 Address:       1400 Marina Way South
                                Richmond, CA  94804

                 Facsimile:     (510) 315-3997

                                /s/ Peter R. Johnson
                                ----------------------------------------------
                                PETER R. JOHNSON
                 Address:       ______________________________________________
                                ______________________________________________

                 Facsimile:     (_____) _______-_______________

                                /s/ Garth Saloner
                                ----------------------------------------------
                                GARTH SALONER
                 Address:       ______________________________________________
                                ______________________________________________

                 Facsimile:     (_____) _______-_______________

                                   SCHEDULE A

                                   INVESTORS



INITIAL CLOSING:  NOVEMBER 30, 1999

        INVESTOR                    NUMBER OF SHARES                  CONSIDERATION
------------------------        ------------------------           -------------------
QRS Corporation                         3,375,000                       $3,375,000

Peter R. Johnson                          285,000                         $285,000

Garth Saloner                              90,000                          $90,000

         TOTAL:                         3,750,000                       $3,750,000


SECOND CLOSING:  DECEMBER 31, 1999


        INVESTOR                    NUMBER OF SHARES                  CONSIDERATION
------------------------        ------------------------           -------------------
QRS Corporation                         1,124,950                       $1,124,950

Peter R. Johnson                           95,000                          $95,000

Garth Saloner                              30,000                          $30,000

         TOTAL:                         1,249,950                       $1,249,950

                                 Schedule A-1

                                    EXHIBIT B

                             INVESTOR QUALIFICATIONS

INVESTOR QUALIFICATIONS - ACCREDITED INVESTORS.

         The following are general definitions of qualified accredited investors:

         1. A natural person who had an individual income (not combined with a spouse's income) in excess of $200,000 in each of the last two years or joint income with that person's spouse in excess of $300,000 in each of the last two years and has a reasonable expectation of reaching the same income level in the current year.

         2. A natural person whose individual net worth, or joint net worth with his or her spouse, at the time of the purchase, exceeds $1,000,000.

         3. Any corporation, Massachusetts or similar business trust, or partnership, with total assets in excess of $5,000,000.

         4. A trust, with total assets in excess of $5,000,000, if the investment decision is made by a trustee who, either alone or with the trustee's purchaser representative(s), has such knowledge and experience in financial and business matters that he or she is capable of protecting the trust's interest and evaluating the merits and risks of the investment.

         5. A 501(c)(3) non-profit organization with assets of in excess of $5,000,000.

         6. A bank, savings and loan association or other institution as defined in the Securities Act of 1933, insurance company, investment company, business development company, small business investment company, or private business development company, as defined in certain statutes.

         7. An employee benefit plan as defined in ERISA, if the investment decision is made by a plan fiduciary which is a bank, savings and loan association, insurance company or registered investment advisor, or if it has total assets in excess of $5,000,000, or if a self-directed plan, the investment decision is made by person(s) who meet one of the tests in paragraph 1 or 2 above.

         8. An entity in which each of the equity owners meets one of the tests in paragraph 1 or 2 above.


                                      B-1